AXPSM Global
                                                                      Balanced
                                                                          Fund

                                                        2000 SEMIANNUAL REPORT


American
  Express
Funds

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The goal of AXP  Global  Balanced  Fund is to  provide  a  balance  of growth of capital and current income.

An International Blend

AXP Global Balanced Fund offers a logical first step for investors who want to have some exposure to foreign markets, but also want to avoid the greater volatility of a portfolio consisting of only foreign stocks.


CONTENTS
From the Chairman                         3
From the Portfolio Managers               3
Fund Facts                                5
The 10 Largest Holdings                   6
Financial Statements                      7
Notes to Financial Statements            10
Investments in Securities                20

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.
o Set financial goals that extend beyond those achievable through retirement plans of your employer.
o Learn as much as you can about your current investments.

The portfolio managers' letter that follows provides a review of the Fund's investment strategies and performance. The semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,



Arne H. Carlson


(picture of) Peter Lamaison
Peter Lamaison
Portfolio manager

(picture of) Ian King
Ian King
Portfolio manager

(picture of) Michael Ng
Michael Ng
Portfolio manager

From the Portfolio Managers
AXP Global Balanced Fund had a productive six months, as it benefited from periodic rallies in global stock markets. For the first of the fiscal year -- November 1999 through April 2000 -- the total return for the Fund's Class A shares was 8.02% (excluding the sales charge).

Stocks had everything going their way when the period began. Generally strong corporate profit growth, low inflation and expanding economies, particularly in the U.S., set the stage for powerful rallies in many major equity markets. Adding fuel to the fire was increasing excitement about the potential for the Internet, which propelled technology-related stocks to exceptionally strong performance. For the Fund, the result was a double-digit gain after the first two months.

But with the beginning of a new year came some concerns. The most prominent were the red-hot U.S. economy, which, some feared, might soon spark a run-up in inflation, and central banks' willingness to raise interest rates to head off that possibility. Global stock markets responded by bobbing up and down for much of the January-March quarter before ultimately going into a slump during April.

The Fund's performance followed a similar pattern, although the steadier performance of its bond holdings mitigated the spring downturn in stocks. For the period as a whole, the Fund recorded gains in four of the six months. Overall, gains in European and Japanese investments were muted by declines in the value of the euro and yen versus the U.S. dollar.

Looking more closely at the Fund's investments, leading the way on the equity side were technology and telecommunications stocks, by far our largest area of investment. Although they were highly volatile, they clearly made the biggest contribution to performance. All told, stocks made up between 65% and 70% of the portfolio, with nearly all the rest comprised by bonds, including government and corporate issues. On a country basis, we kept the greatest portion of assets invested in the U.S., followed by Japan, Germany, France and the United Kingdom.

As for the second half of the fiscal year, it's likely that the inflation/interest-rate question will hang over the markets, at least over the near term. But barring a meaningful economic downturn in the U.S., Europe, or Japan, we expect an improving investment environment as the year progresses.



Peter Lamaison

Ian King

Michael Ng

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2000                                                     $6.60
Oct. 31, 1999                                                      $6.61
Decrease                                                           $0.01

Distributions -- Nov. 1, 1999 - April 30, 2000
From income                                                        $0.32
From capital gains                                                 $0.22
Total distributions                                                $0.54
Total return*                                                     +8.02%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2000                                                     $6.56
Oct. 31, 1999                                                      $6.58
Decrease                                                           $0.02

Distributions -- Nov. 1, 1999 - April 30, 2000
From income                                                        $0.31
From capital gains                                                 $0.22
Total distributions                                                $0.53
Total return*                                                     +7.69%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2000                                                     $6.62
Oct. 31, 1999                                                      $6.62
Increase                                                           $ --

Distributions -- Nov. 1, 1999 - April 30, 2000
From income                                                        $0.33
From capital gains                                                 $0.22
Total distributions                                                $0.55
Total return*                                                     +8.23%**

*Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

**The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
distributions reinvested.

The 10 Largest Holdings

                                            Percent               Value
                                        (of net assets)  (as of April 30, 2000)
U.S. Treasury (United States)                2.51%            $4,866,799
5.88% 2004

U.S. Treasury (United States)                2.00              3,882,640
7.50% 2016

Glaxo Wellcome ADR (United Kingdom)          1.82              3,531,375

Pfizer (United States)                       1.81              3,522,493

Electronic Data Systems (United States)      1.63              3,169,375

Development Bank of Japan (Japan)            1.58              3,065,307
6.50% 2001

United Kingdom Treasury (United Kingdom)     1.55              3,017,657
8.00% 2003

Ericsson (LM) Cl B (Sweden)                  1.54              2,990,172

Fannie Mae (United States)                   1.50              2,910,682

Bundesschatzanweisungen (Germany)            1.49              2,895,866
4.00% 2001


Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


(icon of) pie chart

                      The 10 holdings listed here
                      make up 17.43% of net assets

Financial Statements

Statement of assets and liabilities
AXP Global Balanced Fund

April 30, 2000 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost  $185,448,177)                                         $192,366,080
Cash in bank on demand deposit                                                  623,309
Dividends and accrued  interest  receivable                                   1,759,482
Receivable for investment  securities sold                                       52,722
Unrealized  appreciation on foreign currency
   contracts held, at value (Notes 1 and 5)                                      26,735
                                                                                 ------
Total assets                                                                194,828,328
                                                                            -----------

Liabilities
Payable for investment  securities purchased                                    522,739
Unrealized  depreciation on foreign currency
   contracts held, at value (Notes 1 and 5)                                         489
Accrued investment management  services fee                                       4,216
Accrued  distribution  fee                                                        2,975
Accrued transfer agency fee                                                         454
Accrued  administrative  services fee                                               320
Other accrued  expenses                                                          53,083
                                                                                 ------
Total liabilities                                                               584,276
                                                                                -------
Net assets applicable to outstanding capital stock                         $194,244,052
                                                                           ============

Represented by
Capital stock-- $.01 par value (Note 1)                                    $    294,914
Additional paid-in capital                                                  170,923,875
Undistributed net investment income                                             549,115
Accumulated net realized gain (loss)                                         15,594,963
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies (Note 5)                                                6,881,185
                                                                              ---------
Total -- representing net assets applicable to
   outstanding capital stock                                               $194,244,052
                                                                           ============
Net assets applicable to outstanding shares: Class A                       $114,179,095
                                             Class B                       $ 80,063,442
                                             Class Y                       $      1,515
Net asset value per share of outstanding capital stock:
                                             Class A shares  17,291,845    $       6.60
                                             Class B shares  12,199,354    $       6.56
                                             Class Y shares         229    $       6.62

See accompanying notes to financial statements.



Statement  of operations
AXP Global Balanced Fund

Six months ended April 30, 2000 (Unaudited)

Investment income
Income:
Dividends                                                                  $    507,627
Interest                                                                      1,736,946
   Less foreign taxes withheld                                                  (39,662)
                                                                                -------
Total income                                                                  2,204,911
                                                                              ---------
Expenses (Note 2):
Investment management services fee                                              694,036
Distribution fee
   Class A                                                                      138,588
   Class B                                                                      379,235
Transfer agency fee                                                             148,843
Incremental transfer agency fee
   Class A                                                                       10,128
   Class B                                                                       11,073
Administrative services fees and expenses                                        56,672
Compensation of board members                                                     3,554
Custodian fees                                                                   37,467
Printing and postage                                                             13,532
Registration fees                                                                22,691
Audit fees                                                                        8,750
Other                                                                               553
                                                                                    ---
Total expenses                                                                1,525,122
   Earnings credits on cash balances (Note 2)                                    (8,432)
                                                                                 ------
Total net expenses                                                            1,516,690
                                                                              ---------
Investment income (loss) -- net                                                 688,221
                                                                                -------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on :
   Security transactions (Note 3)                                            15,804,505
   Foreign currency transactions                                               (103,539)
                                                                               --------
Net realized gain (loss) on investments                                      15,700,966
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (3,016,257)
                                                                             ----------
Net gain (loss) on investments and foreign currencies                        12,684,709
                                                                             ----------
Net increase (decrease) in net assets resulting from operations             $13,372,930
                                                                            ===========

See accompanying notes to financial statements.



Statements of changes in net assets
AXP Global Balanced Fund

                                                         April 30, 2000    Oct. 31, 1999
                                                        Six months ended    Year ended
                                                           (Unaudited)

Operations and distributions
Investment income (loss)-- net                       $       688,221     $    1,572,774
Net realized gain (loss) on investments                   15,700,966         13,220,022
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                                   (3,016,257)         4,019,807
                                                          ----------          ---------
Net  increase  (decrease)  in net  assets
  resulting  from  operations                             13,372,930         18,812,603
                                                          ----------         ----------
Distributions to shareholders from:
   Net investment income
      Class A                                               (460,788)          (973,744)
      Class B                                               (188,858)          (249,587)
      Class Y                                                     (7)               (17)
   Net realized gain
      Class A                                             (7,922,899)          (240,294)
      Class B                                             (5,406,811)          (167,699)
      Class Y                                                   (108)                (4)
                                                                ----                 --
Total distributions                                      (13,979,471)        (1,631,345)
                                                         -----------         ----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                25,876,158         46,282,778
   Class B shares                                         14,236,492         26,427,578
Reinvestment of distributions at net asset value
   Class A shares                                          7,831,573          1,128,600
   Class B shares                                          5,514,192            410,277
   Class Y shares                                                115                 21
Payments for redemptions
   Class A shares                                        (19,186,089)       (21,271,472)
   Class B shares (Note 2)                                (7,074,679)        (9,950,199)
                                                          ----------         ----------
Increase (decrease) in net assets from capital
   share transactions                                     27,197,762         43,027,583
                                                          ----------         ----------
Total increase (decrease) in net assets                   26,591,221         60,208,841
Net assets at beginning of period                        167,652,831        107,443,990
                                                         -----------        -----------
Net assets at end of period                             $194,244,052       $167,652,831
                                                        ============       ============
Undistributed net investment income                     $    549,115       $    510,547
                                                        ------------       ------------

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Global Balanced Fund
(Unaudited as to April 30, 2000)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of companies throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B and Class Y shares. o Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

As of April 30, 2000, AEFC owned 229 shares of Class Y.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.79% to 0.67% annually. Effective with the new Investment Management Services Agreement, the fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Global Balanced Fund to the Lipper Global Flexible Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $43,503 for the period.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $212,794 for Class A and $32,740 for Class B for the six months ended April 30, 2000. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended April 30, 2000, the Fund's custodian and transfer agency fees were reduced by $8,432 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $107,108,705 and $94,812,374, respectively, for the six months ended April 30, 2000. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                Six months ended April 30, 2000
                                         Class A             Class B           Class Y
Sold                                    3,841,503          2,124,649               --
Issued for reinvested distributions     1,178,972            832,844               18
Redeemed                               (2,843,000)        (1,053,850)              --
                                       ----------         ----------              ---
Net increase (decrease)                 2,177,475          1,903,643               18

                                                   Year ended Oct. 31, 1999
                                         Class A             Class B           Class Y
Sold                                    7,301,407          4,184,530               --
Issued for reinvested distributions       179,232             65,566                3
Redeemed                               (3,333,319)        (1,571,092)              --
                                       ----------         ----------              ---
Net increase (decrease)                 4,147,320          2,679,004                3


5. FOREIGN CURRENCY CONTRACTS
As of April 30, 2000, the Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date   Currency to          Currency to       Unrealized    Unrealized
                be delivered         be received      appreciation  depreciation

May 2, 2000       318,080              349,346               $--        $489
                U.S. Dollar    European Monetary Unit

May 25, 2000    1,150,000            1,817,196            26,735          --
               British Pound        U.S. Dollar
Total                                                    $26,735        $489

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2000.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended Oct. 31,
Per share income and capital changesa

                                                            Class A

                                               2000c     1999       1998       1997b

Net asset value, beginning of period          $6.61     $5.79      $5.33      $5.00

Income from investment operations:
Net investment income (loss)                    .03       .09        .10        .09
Net gains (losses) (both realized
  and unrealized)                               .50       .82        .48        .31
Total from investment operations                .53       .91        .58        .40
Less distributions:
Dividends from net investment income           (.03)     (.07)      (.11)      (.07)
Distributions from realized gains              (.51)     (.02)      (.01)        --
Total distributions                            (.54)     (.09)      (.12)      (.07)
Net asset value, end of period                $6.60     $6.61      $5.79      $5.33

Ratios/supplemental data
Net assets, end of period (in millions)        $114      $100        $63        $31
Ratio of expenses to average daily
  net assetsd,e                               1.32%f    1.40%      1.49%      1.45%f
Ratio of net investment income (loss)
  to average daily net assets                 1.04%f    1.43%      1.86%      2.18%f
Portfolio turnover rate  (excluding
  short-term securities)                        53%       99%        74%        44%
Total returng                                 8.02%    15.53%     11.01%      8.10%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b For the period from Nov. 13, 1996 (commencement of operations) to Oct. 31,
  1997.
c Six months ended April 30, 2000 (Unaudited).
d Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
e AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.53% and 2.29% for Class A, for the periods ended 1998 and 1997, respectively.
f Adjusted to an annual basis.
g Total return does not reflect payment of a sales charge.


Fiscal period ended Oct. 31,
Per share income and capital changesa

                                                      Class B                        Class Y

                                              2000c  1999   1998   1997b     2000c  1999    1998   1997b

Net asset value, beginning of period         $6.58  $5.77  $5.31  $5.00     $6.62  $5.79   $5.33  $5.00

Income from investment operations:
Net investment income (loss)                   .01    .03    .06    .06       .03    .09     .12    .10
Net gains (losses) (both realized
   and unrealized)                             .50    .83    .48    .30       .52    .84     .47    .31
Total from investment operations               .51    .86    .54    .36       .55    .93     .59    .41

Less distributions:
Dividends from net investment income          (.02)  (.03)  (.07)  (.05)     (.04)  (.08)   (.12)  (.08)
Distributions from realized gains             (.51)  (.02)  (.01)    --      (.51)  (.02)   (.01)    --
Total distributions                           (.53)  (.05)  (.08)  (.05)     (.55)  (.10)   (.13)  (.08)
Net asset value, end of period               $6.56  $6.58  $5.77  $5.31     $6.62  $6.62   $5.79  $5.33

Ratios/supplemental data
Net assets, end of period (in millions)        $80    $68    $44    $19       $--    $--     $--    $--
Ratio of expenses to average daily
   net assetsd,e                             2.08%f 2.16%  2.25%  2.22%f    1.05%f 1.15%   1.42%  1.30%f
Ratio of net investment income
   (loss) to average daily net assets         .30%f  .66%  1.10%  1.41%f    1.36%f 1.65%   2.02%  2.46%f
Portfolio turnover rate (excluding
   short-term securities)                      53%    99%    74%    44%       53%    99%     74%    44%
Total returng                                7.69% 14.89% 10.18%  7.31%     8.23% 15.76%  11.17%  8.24%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b For the period from Nov. 13, 1996 (commencement of operations) to Oct. 31,
  1997.
c Six months ended April 30, 2000 (Unaudited).
d Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
e AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.29% and 2.96% for Class B and 1.46% and 2.14% for Class Y, for the periods ended 1998 and 1997, respectively.
f Adjusted to an annual basis.
g Total return does not reflect payment of a sales charge.


Investments in Securities

AXP Global Balanced Fund
April 30, 2000 (Unaudited)


(Percentages represent value of investments compared to net assets)

Common stocks (60.1%)
Issuer                                                        Shares            Value(a)

Australia (1.0%)(c)
Media (0.3%)
News                                                          52,035           $660,771

Metals (0.7%)
Broken Hill Proprietary                                       56,000            603,010
WMC                                                          171,000            709,972
Total                                                                         1,312,982

Brazil (0.3%)(c)

Banks and savings & loans
Uniao de Bancos Brasileiros GDR                               21,070            525,433

Chile (--%)(c)

Utilities -- telephone
Compania de Telecomunicaciones de Chile ADR                      127              2,350

Finland (1.5%)(c)

Communications equipment & services
Nokia                                                         35,296          2,024,728
Sonera                                                        15,269            839,803
Total                                                                         2,864,531

France (3.4%)(c)

Banks and savings & loans (0.7%)
Banque Natl de Paris                                          17,204          1,390,410

Computers & office equipment (0.8%)
Cap Gemini                                                     7,881          1,547,557

Energy (1.3%)
Total Petroleum Cl B                                          16,684          2,531,444

Industrial equipment & services (0.5%)
Castorama Dubois                                               4,154            906,336

Metals (0.1%)
Usinor                                                        14,517            190,703

Germany (0.9%)(c)

Banks and savings & loans (0.4%)
Deutsche Bank                                                 11,410            766,552

Computers & office equipment (0.4%)
SAP                                                            1,475            867,577

Miscellaneous (0.1%)
Epcos                                                          1,226(b)         172,533

Ireland (0.3%)(c)

Banks and savings & loans
Allied Irish Banks                                            64,002            638,572

Israel (0.2%)(c)

Miscellaneous
Partner Communications ADR                                    33,482(b)         357,839

Italy (1.0%)(c)

Banks and savings & loans (0.7%)
Instituto Bancario San Paolo di Torino                       103,366          1,447,138

Utilities -- telephone (0.3%)
Telecom Italia Mobile                                         52,595            502,048

Japan (10.5%)(c)

Automotive & related (0.6%)
Toyota Motor                                                  22,000          1,093,940

Computers & office equipment (1.5%)
Canon                                                         23,000          1,052,085
Fujitsu                                                       35,000            991,713
Hitachi Software Engineering                                   7,700            787,861
Total                                                                         2,831,659

Electronics (1.8%)
Hitachi                                                       78,000            931,710
Kyocera                                                        4,300            719,487
Matsushita Communication Industrial                            4,000            627,436
Rohm                                                           3,600          1,206,723
Total                                                                         3,485,356

Financial services (0.3%)
Nomura Securities                                             24,000            604,472

Furniture & appliances (0.5%)
Matsushita Electric Industrial                                35,000            926,895

Media (0.8%)
Sony                                                          13,000          1,493,865

Metals (0.4%)
Nippon Steel                                                 324,000            729,034

Multi-industry conglomerates (0.6%)
Secom                                                         15,000          1,258,392

Paper & packaging (0.6%)
OJI Paper                                                    175,000          1,098,662

Retail (1.1%)
FamilyMart                                                    32,700          1,199,055
Marui                                                         53,000            996,250
Total                                                                         2,195,305

Textiles & apparel (0.3%)
Asahi Glass                                                   71,000            623,251

Utilities -- telephone (2.0%)
Nippon Telegraph & Telephone                                     143          1,774,341
Nippon Television Network                                        660            493,190
NTT Data                                                          38            506,690
NTT Mobile Communication Network                                  40          1,337,099
Total                                                                         4,111,320

Netherlands (1.0%)(c)

Insurance (0.6%)
Fortis                                                        43,271          1,088,080

Miscellaneous (0.4%)
United Pan-Europe Communications                              22,365(b)         813,891

Singapore (0.4%)(c)

Banks and savings & loans
Overseas Union Bank                                          156,454            715,114

Spain (0.5%)(c)

Energy
Repsol-YPF                                                    43,693            893,729

Sweden (1.5%)(c)

Communications equipment & services
Ericsson (LM) Cl B                                            33,631          2,990,172

United Kingdom (8.1%)(c)

Aerospace & defense (0.5%)
British Aerospace                                            150,730            924,486

Communications equipment & services (0.5%)
Marconi                                                       72,699            907,061

Health care (2.2%)
Glaxo Wellcome ADR                                           114,513          3,531,375
SmithKline Beecham                                            65,493            895,656
Total                                                                         4,427,031

Insurance (0.6%)
Prudential                                                    73,980          1,135,523

Leisure time & entertainment (0.9%)
EMI Group ADR                                                180,529          1,728,330

Retail (0.8%)
Tesco                                                        434,432          1,481,053

Utilities -- gas (0.6%)
BG Group                                                     188,800          1,125,655

Utilities -- telephone (2.0%)
COLT Telecom Group                                            36,126(b)       1,534,716
Vodafone AirTouch                                            543,712          2,492,636
Total                                                                         4,027,352

United States (29.4%)

Chemicals (1.0%)
Du Pont (EI) de Nemours                                       40,300          1,911,731

Computer software & services (1.6%)
Microsoft                                                     17,800(b)       1,241,550
Oracle                                                        22,700(b)       1,814,581
Total                                                                         3,056,131

Computers & office equipment (5.9%)
America Online                                                30,500(b)       1,824,281
Cisco Systems                                                 19,666(b)       1,363,407
Electronic Data Systems                                       46,100          3,169,375
EMC                                                           19,300(b)       2,681,494
Sun Microsystems                                              28,000(b)       2,574,250
Total                                                                        11,612,807

Electronics (4.0%)
Atmel                                                         25,559(b)       1,250,794
Corning                                                        8,148          1,609,230
Intel                                                         13,840          1,755,085
Micron Technology                                             10,000(b)       1,392,500
Natl Semiconductor                                            29,600(b)       1,798,199
Total                                                                         7,805,808

Energy (1.3%)
Texaco                                                        51,000          2,524,500

Financial services (2.8%)
Citigroup                                                     23,170          1,377,167
Fannie Mae                                                    48,260          2,910,682
Goldman Sachs Group                                           13,076          1,219,337
Total                                                                         5,507,186

Health care (3.8%)
Pfizer                                                        83,620          3,522,493
Pharmacia                                                     24,900          1,243,444
Schering-Plough                                               65,824          2,653,530
Total                                                                         7,419,467

Household products (1.1%)
Colgate-Palmolive                                             38,860          2,219,878

Insurance (1.4%)
American Intl Group                                           24,087          2,642,042

Media (0.7%)
Charter Communications Cl A                                   88,772(b)       1,303,839

Multi-industry conglomerates (1.4%)
General Electric                                              17,240          2,710,990

Retail (1.0%)
Wal-Mart Stores                                               35,400          1,960,275

Utilities -- telephone (3.4%)
AT&T                                                          31,410          1,466,454
Crown Castle Intl                                             39,300          1,508,137
Infonet Services Cl B                                         45,407(b)         766,243
Level 3 Communications                                        16,500(b)       1,468,523
SBC Communications                                            31,300          1,371,331
Total                                                                         6,580,688

Total common stocks
(Cost: $105,108,541)                                                       $116,649,746


Bonds (33.7%)(c)
Issuer                                       Coupon          Principal         Value(a)
                                              rate             amount

Australia (0.2%)
New South Wales Treasury
   (Australian Dollar)
      03-01-08                                 8.00%         200,000(d)        $125,025
Queensland Treasury
   (Australian Dollar) Local Govt Guaranty
      05-14-03                                 8.00          565,000            342,320
Total                                                                           467,345

Canada (1.4%)
Govt of Canada
   (Canadian Dollar)
      02-01-06                                 7.00        1,250,000            877,143
      06-01-09                                 5.50          640,000            412,216
Laidlaw
   (U.S. Dollar)
      05-15-06                                 7.65          250,000             92,500
Province of British Columbia
   (Canadian Dollar)
      12-01-06                                 5.25          500,000            314,431
Province of Manitoba
   (U.S. Dollar) Series CK
      12-15-00                                 9.00          750,000            759,014
Rogers Communication
   (Canadian Dollar) Sr Nts
      07-15-07                                 8.75          300,000            202,100
Total                                                                         2,657,404

China (--%)
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
      06-15-07                                 9.50          170,000             51,000

Denmark (--%)
Govt of Denmark
   (Danish Krone)
      05-15-03                                 8.00          600,000             78,394

France (0.1%)
France Telecom
   (European Monetary Unit) Cv
      11-29-04                                 4.13          210,000            205,707

Germany (7.6%)
Allgemeine Hypo Bank
   (European Monetary Unit)
      09-02-09                                 5.00          850,000            729,629
Bundesschatzanweisungen
   (European Monetary Unit)
      12-14-01                                 4.00        3,215,000          2,895,866
Federal Republic of Germany
   (European Monetary Unit)
      02-18-05                                 4.25          950,000            835,757
      01-05-06                                 6.00          600,000            565,585
      01-04-08                                 5.25        1,285,000          1,161,730
      07-04-08                                 4.75          725,000            633,281
      01-04-10                                 5.38          650,000            594,020
      06-20-16                                 6.00          434,598            420,630
      07-04-27                                 6.50        1,475,000          1,484,326
      01-04-30                                 6.25        1,900,000          1,884,665
Govt of Hungary
   (European Monetary Unit)
      11-21-00                                 5.13        2,600,000          2,373,682
Treuhandanstalt
   (European Monetary Unit)
      01-29-03                                 7.13        1,022,584            983,254
Total                                                                        14,562,425

Greece (0.2%)
Hellenic Republic
   (Greek Drachma)
      04-01-03                                 8.90      151,000,000            439,532

Italy (1.2%)
Buoni Poliennai Del Tes
   (European Monetary Unit)
      11-01-29                                 5.25        1,400,000          1,166,976
      07-01-05                                 4.75          420,000            373,727
Govt of Italy
   (European Monetary Unit)
      01-01-04                                 8.50          800,000            808,187
Total                                                                         2,348,890

Japan (2.7%)
Development Bank of Japan
   (Japanese Yen)
      09-20-01                                 6.50      305,000,000          3,065,307
Govt of Japan
   (Japanese Yen)
      07-23-01                                 0.30      242,500,000          2,244,891
Total                                                                         5,310,198

Mexico (0.4%)
Banco Nacional de Comercio Exterior
   (U.S. Dollar)
      02-02-04                                 7.25          500,000            477,500
F Trust
   (U.S. Dollar)
      05-30-06                                11.25          150,000(d)         162,375
United Mexican States
   (British Pound) Medium-term Nts Series E
      05-30-02                                 8.75          125,000            195,573
Total                                                                           835,448

Netherlands (0.1%)
KPNQwest
   (European Monetary Unit) Sr Nts
      06-01-09                                 7.13          300,000            269,227

Norway (0.9%)
Govt of Norway
   (Norwegian Krone)
      11-30-04                                 5.75        7,200,000            783,273
      05-15-09                                 5.50        9,715,000          1,033,746
Total 1,817,019

South Korea (0.1%)
F Semiconductor
   (U.S. Dollar) Sr Nts
      05-15-07                                 8.63          200,000(d)         175,018

Spain (0.2%)
Govt of Spain
   (European Monetary Unit)
      04-30-06                                 8.80          322,744            344,919

Sweden (0.2%)
Govt of Sweden
   (Swedish Krona)
      02-09-05                                 6.00        1,300,000            148,705
      08-15-07                                 8.00        1,600,000            205,433
Paulson Enterprenad
   (Swedish Krona)
      12-15-00                                 4.75        1,000,000            110,706
Total                                                                           464,844

United Kingdom (3.9%)
United Kingdom Treasury
   (British Pound)
      11-06-01                                 7.00        1,515,000          2,385,285
      06-07-02                                 7.00          415,000            657,299
      06-10-03                                 8.00        1,840,000          3,017,657
      04-18-05                                 9.50          340,000            613,399
      12-07-05                                 8.50          425,000            749,093
Total                                                                         7,422,733

United States (14.5%)
American Standard
   (U.S. Dollar) Company Guaranty
      06-01-06                                 7.13          200,000            179,802
California Infrastructure-
Pacific Gas & Electric
   (U.S. Dollar)
      06-25-03                                 6.16          400,000            398,676
Citicorp
   (European Monetary Unit)
      09-19-09                                 6.25        1,000,000            457,653
F Burns Harbor LLC
   (U.S. Dollar) Sr Nts
      01-30-03                                 6.57          135,740(d)         133,450
Federal Natl Mtge Assn
   (U.S. Dollar)
      08-15-04                                 6.50        1,375,000          1,335,918
      02-15-08                                 5.75          900,000            816,028
      07-01-13                                 6.00          673,855            631,690
      05-01-14                                 6.50          940,106            900,369
      03-01-27                                 7.50          143,384            140,696
Ford Motor Credit
   (Japanese Yen)
      02-07-05                                 1.20       61,000,000            559,993
   (U.S. Dollar)
      09-10-02                                 6.55          400,000            391,472
Intl Paper
   (European Monetary Unit)
      08-11-00                                 5.38          560,000            484,798
Morgan (JP)
   (U.S. Dollar) Sr Sub Medium-term Nts Series A
      02-15-12                                 4.00          100,000(e)          88,651
PDVSA Finance
   (U.S. Dollar)Sr Nts
      02-15-10                                 9.75          500,000            482,500
Phillips Petroleum
   (U.S. Dollar)
      03-15-28                                 7.13          200,000            164,993
TXU Electric Capital
   (U.S. Dollar) Company Guaranty
      01-30-37                                 8.18          100,000             91,074
U.S. Treasury
   (U.S. Dollar)
      05-15-00                                 6.38          500,000            500,130
      11-15-00                                 5.75          300,000            299,115
      11-30-00                                 4.63        1,500,000          1,485,703
      02-28-01                                 5.63        2,000,000          1,987,620
      11-30-01                                 5.88        1,100,000          1,086,594
      02-28-03                                 5.50          650,000            631,090
      11-15-04                                 5.88        5,000,000          4,866,799
      02-15-05                                 7.50          650,000            674,411
      02-15-16                                 9.25        2,000,000          2,572,240
      11-15-16                                 7.50        3,460,000          3,882,640
      02-15-21                                 7.88        1,850,000          2,192,095
   TIPS
      01-15-07                                 3.38          200,000(f)         206,266
USX
   (U.S. Dollar)
      03-01-08                                 6.85          200,000            182,657
Zurich Capital
   (U.S. Dollar) Company Guaranty
      06-01-37                                 8.38          125,000(d)         117,840
Total                                                                        27,942,963

Total bonds
(Cost: $70,013,663)                                                         $65,393,066

Short-term securities (5.3%)
Issuer                                       Annualized      Amount              Value(a)
                                            yield on date  payable at
                                             of purchase    maturity

U.S. government agencies (3.7%)
Federal Home Loan Bank Disc Nts
      05-19-00                                 5.89%      $1,500,000         $1,494,868
      06-02-00                                 6.01          300,000            298,256
Federal Home Loan Mtge Corp Disc Nts
      05-17-00                                 5.90          300,000            299,068
      05-23-00                                 5.93        2,400,000          2,390,150
Federal Natl Mtge Assn Disc Nts
      05-15-00                                 5.87          400,000            398,895
      06-20-00                                 6.01        1,400,000          1,387,716
      07-13-00                                 6.26          900,000            888,258
Total                                                                         7,157,211


Commercial paper (1.6%)
GMAC
      06-28-00                                 6.15        3,200,000          3,166,057

Total short-term securities
(Cost: $10,325,973)                                                         $10,323,268

Total investments in securities
(Cost: $185,448,177)(g)                                                    $192,366,080


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2000.

(f) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(g) At April 30, 2000, the cost of securities for federal income tax purposes was approximately $185,448,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                         $19,185,000
Unrealized depreciation                                         (12,267,000)
                                                                -----------
Net unrealized appreciation                                      $6,918,000

American
  Express
Funds

AXP Global Balanced Fund
200 AXP Financial Center
Minneapolis, MN 55474

Ticker Symbol
Class A: IDGAX    Class B: IGBBX    Class Y: N/A


  PRSRT STD AUTO
   U.S. POSTAGE
       PAID
AMERICAN EXPRESS


Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


S-6346 E (6/00)